UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		November 13, 2024
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Mastercard Incorporated
(Exact name of registrant as specified in its charter)
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Delaware	001-32877	13-4172551
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2000 Purchase Street		10577
Purchase,	NY
(Address of principal executive offices)		(Zip Code)
(914)	249-2000
(Registrant's telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange of which registered
Class A common stock	MA	New York Stock Exchange
2.1% Notes due 2027	MA27	New York Stock Exchange
1.0% Notes due 2029	MA29A	New York Stock Exchange
2.5% Notes due 2030	MA30	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure
On November 13, 2024, Mastercard Incorporated (the "Company") provided its performance objectives for 2025-2027 1 as follows:

•Net revenue compound annual growth rate (“CAGR”) %	High-end of low-double-digits
•Annual operating margin percentage	Minimum 55%
•Earnings per share CAGR % [2,3]	Mid-teens

One of the key highlights of these 2025-2027 objectives is to deliver a net revenue CAGR in the high teens[1] for the Company's value-added services and solutions.

1. 2024 base year based on three quarters of actuals and Q4 guidance as of October 31, 2024. All growth rates are on a currency-neutral basis. Amounts include the impact of acquisitions announced as of October 31, 2024 (both closed and planned), including the planned acquisition of RF Ultimate Parent, Inc. (“Recorded Future”). The net revenue CAGR includes an estimated 0.5ppt benefit for these acquisitions. Amounts do not include the impact of any acquisitions that may be announced after October 31, 2024. The acquisition of Recorded Future is expected to be completed by Q1 2025, subject to regulatory approval and other customary closing conditions
2.Assumes 2025-2027 tax rate of ~21%; based on known tax regulations and excludes any future tax reform
3.Adjusted to exclude the impact of gains and losses on the Company's equity investments, Special Items (which represent litigation judgments and settlements and certain one-time items) and the related tax impacts on the Company's non-GAAP adjustments

At a meeting the Company is hosting for members of the investment community, beginning at 9:00am today, the Company will provide additional context with respect to the above information. A reconciliation of the earnings per share objective to its most directly comparable GAAP equivalent is attached hereto as Exhibit 99.1. The information set forth above and in the attached reconciliation is furnished but not filed.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Exhibit Description
99.1	Mastercard Incorporated Non-GAAP Reconciliation, dated November 13, 2024
104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTERCARD INCORPORATED

Date:	November 13, 2024	By:	/s/ Adam Zitter
Adam Zitter
Corporate Secretary

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